UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

 ContextLogic Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39775	27-2930953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Sansome Street 40th Floor
San Francisco, CA 94104
(Address of principal executive offices, including zip code)

(415) 432-7323
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WISH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.       Results of Operations and Financial Condition.

On May 12, 2021, ContextLogic Inc. (the “Company”) issued a press release announcing the Company’s financial results for the first quarter ended March 31, 2021 and posted its Q1 2021 Shareholder Letter (the “Letter”) on its ir.wish.com website. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and a copy of the Letter is attached hereto as Exhibit 99.2.

Item 7.01.       Regulation FD Disclosure.

On May 12, 2021, the Company posted supplemental investor materials on its ir.wish.com website. The Company announces material information to the public about the Company, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, and the investor relations section of its website (ir.wish.com) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

The information in this current report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by ContextLogic Inc. on May 12, 2021
99.2	Q1 2021 Shareholder Letter issued by ContextLogic Inc. on May 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2021

ContextLogic Inc.

By:	/s/ Rajat Bahri
Rajat Bahri
Chief Financial Officer Principal Financial Officer